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                                                                   Exhibit 10.19

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is made and entered into as of the 31st day of December, 2001 (the "Effective Date") between TurboChef Technologies, Inc., a Delaware corporation (the "Company"), and the parties set forth on the signature pages hereto (each, a "Purchaser" and collectively, the "Purchasers").

                                R E C I T A L S:

         A. The Purchasers have purchased, in the aggregate, 1,049,823 shares of the Company's Common Stock, par value $0.01 per share (as defined below) pursuant to Subscription Agreements, each dated as of December 19, 2001, (each, a "Subscription Agreement" and collectively, the "Subscription Agreements"), by and between the Company and each Purchaser.

         B. The Company and the Purchasers desire to set forth the registration rights to be granted by the Company to the Purchasers.

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein and in the Subscription Agreements, the parties mutually agree as follows:

                               A G R E E M E N T:

         1. Certain Definitions.  As used in this Agreement, the following terms
            -------------------
shall have the following respective meanings:

         "Certificate of Incorporation" means the Certificate of Incorporation
          ----------------------------
of the Company as filed with the Secretary of State of the State of Delaware, as the same may be amended from time to time.

         "Commission" shall mean the Securities and Exchange Commission or any
          ----------
other federal agency at the time administering the Securities Act.

         "Common Stock" shall mean the common stock, par value $0.01 per share,
          ------------
of the Company and any and all shares of capital stock or other equity securities of: (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after such merger, consolidation, reorganization or sale, the Company or the stockholders of the Company own equity securities having in the aggregate more than 50% of the total voting power of such other corporation.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as
          ------------
amended, and the rules and regulations of the Commission promulgated thereunder.

         "Family Member" shall mean (a) with respect to any individual, such
          -------------
individual's spouse, any descendants (whether natural, adopted or in the process of adoption), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership or limited liability company all of the equity interests of which are owned by those above described individuals, trusts or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.

         "Form S-3" shall mean such form under the Securities Act as in effect
          --------
on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

         "Holder" shall mean each Purchaser or any of such Holder's respective
          ------
successors and assigns who acquire rights in accordance with this Agreement with respect to the Registrable Securities directly or indirectly from such Holder, including any Permitted Assignee of such Holder.

         "Permitted Assignee" shall mean (a) with respect to a partnership, its
          ------------------
partners or former partners in accordance with their partnership interests, (b) with respect to a corporation, its shareholders in accordance with their interest in the corporation, (c) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (d) with respect to an individual party, any Family Member of such party, (e) an entity that is controlled by, controls, or is under common control with a transferor, or (f) a party to this Agreement.

         The terms "register", "registered" and "registration" refers to a
                    --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         "Registrable Securities" shall mean shares of Common Stock issued to
          ----------------------
each Purchaser pursuant to the Subscription Agreements, excluding (i) any
                                                        ---------
Registrable Securities that have been publicly sold or may be sold immediately without registration under the Securities Act either pursuant to Rule 144 of the Securities Act or otherwise; (ii) any Registrable Securities sold by a person in a transaction pursuant to a registration statement filed under the Securities Act or (iii) any Registrable Securities that are at the time subject to an effective registration statement under the Securities Act.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or
          --------------
any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "S-3 Blackout Period" shall mean, with respect to a Form S-3
          -------------------
registration, a period not in excess of 60 calendar days in any calendar year during which the Company, in the good faith judgment of its Board of Directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company's control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such S-3 Registration, if any, would be seriously detrimental to the Company and its shareholders.

         2. Term. This Agreement shall continue in full force and effect for a
            ----
period of two (2) year from the Effective Date.

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         3.    Registration.
               ------------

         (a)   Registration on Form S-3. As promptly as reasonably practicable
               ------------------------
after the date hereof, but in any event not later than March 31, 2002, the Company shall file a shelf registration statement on Form S-1 or, if the Company is eligible to use such form, Form S-3 (or such successor forms) relating to the resale by the Holders of all of the Registrable Securities; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 3(a), or keep such registration effective pursuant to Section 4: (i) in any particular jurisdiction in which the Company would be required to qualify to do business as a foreign corporation or as a dealer in securities under the securities or blue sky laws of such jurisdiction or to execute a general consent to service of process in effecting such registration, qualification or compliance, in each case where it has not already done so; or (ii) during any S-3 Blackout Period. The Company shall not be required to file more that one registration statement pursuant to this Section 3(a).

         (b)   Piggyback Registration. If the Company shall determine to
               ----------------------
register for sale for cash any of its Common Stock, for its own account or for the account of others (other than the Holders), other than (i) a registration relating solely to employee benefit plans or securities issued or issuable to employees, consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8) or any of their Family Members (including a registration on Form S-8) or (ii) a registration relating solely to a Commission Rule 145 transaction, a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization or similar event, the Company shall promptly give to the Holders written notice thereof (and in no event shall such notice be given less than 30 calendar days prior to the filing of such registration statement), and shall include in such registration (and any related qualification under blue sky laws or other compliance) (a "Piggyback Registration"), and in any underwriting involved therein, all of the Registrable Securities specified in a written request or requests, made within 20 calendar days after receipt of such written notice from the Company, by any Holder or Holders. However, the Company may, without the consent of the Holders, withdraw such registration statement prior to its becoming effective if the Company, in good faith, has elected to abandon its proposal to register the securities proposed to be registered thereby. The Company shall not be required to file more that one registration statement pursuant to this Section 3(b).

         (c)   Underwriting. If a Piggyback Registration is for a registered
               ------------
public offering involving an underwriting, the Company shall so advise the Holders in writing or as a part of the written notice given pursuant to Section 3(b). In such event the right of any Holder to registration pursuant to Section 3(b) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other shareholders of the Company distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3(c), if the underwriter or the Company determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Holders (except those Holders who have indicated to the Company their decision not to distribute any of their Registrable Securities through such underwriting), and the number of shares of Registrable Securities that may be included in the registration and underwriting, if any, shall be allocated among such Holders as follows:

               (i) In the event of a Piggyback Registration that is initiated by the Company, the number of shares that may be included in the registration and underwriting shall be allocated first to the Company and then to all selling shareholders, including the Holders, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included; and

               (ii) In the event of a Piggyback Registration that is initiated by the exercise of demand registration rights by a shareholder or shareholders of the Company (other than the Holders), then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling shareholders who exercised such demand and then to all selling shareholders, including the Holders, who have requested to sell in the registration, on a pro rata basis according to the number of shares requested to be included.

         (d) No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities pursuant to the terms and limitations set forth herein in the same proportion used above in determining the underwriter limitation.

         4.    Registration Procedures. In the case of each registration,
               -----------------------
qualification or compliance effected by the Company pursuant to Section 3 hereof, the Company will keep each Holder reasonably advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense with respect to any registration statement filed pursuant to Section 4, the Company will use its reasonable best efforts to:

         (a) prepare and file with the Commission with respect to such Registrable Securities, a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended method(s) of distribution thereof, and use its best efforts to cause such registration statement to become and remain effective at least for a period ending with the first to occur of (i) the sale of all Registrable Securities covered by the registration statement, (ii) the availability under Rule 144 for the Holder to immediately, freely resell without restriction all Registrable Securities covered by the registration statement, and (iii) nine months (in the case of a registration on Form S-1; provided, however, that if the Company files a registration on Form S-1 and subsequently becomes eligible to use Form S-3, it will file a post-effective amendment to such Form S-1 on Form S-3 prior to the end of such nine-month period and use its best efforts to cause such registration statement as amended to become and remain effective for a total of 18 months) or 18 months (in the case of a registration on Form S-3) after a registration statement filed pursuant to
Section 3(a) is declared effective by the Commission or 90 days after a Piggyback Registration is declared effective by the Commission (in either case, the "Effectiveness Period"); provided that no later than five business days before filing with the Commission a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any registration statement, the Company shall (i) furnish to the underwriters, if any, and to one counsel ("Holders Counsel") selected by the Holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed (excluding any exhibits other than applicable underwriting documents), in substantially the form proposed to be filed, which documents shall be subject to the review of the underwriters and such counsel, and (ii) notify each Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

         (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective during the Effectiveness Period (but in any event at least until expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174, or any successor thereto, thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended method(s) of disposition by the sellers thereof set forth in such registration statement;

         (c) furnish, without charge, to each Holder and each underwriter, if any, of Registrable Securities covered by such registration statement one (1) signed copy of such registration statement (excluding any exhibits thereto other than applicable underwriting documents), each amendment and supplement thereto (including one (1) conformed copy to each Holder and one (1) signed copy to each managing underwriter and in each case including all exhibits thereto), and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any other prospectus filed under Rule 424 under the Securities Act) as such Holders may request, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period;

         (d) use its best efforts to register or qualify such Registrable Securities under such other applicable securities or blue sky laws of such jurisdictions as any Holder, and underwriter, if any, of Registrable Securities covered by such registration statement reasonably requests as may be necessary for the marketability of the Registrable Securities (such request to be made by the time the applicable registration statement is deemed effective by the Commission) and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and each underwriter, if any, to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided that the Company shall not be required to (i)
                      --------
qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

         (e) immediately notify the managing underwriter, if any, and each Holder of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event which comes to the Company's attention if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall promptly prepare and furnish to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of an S-3 Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or S-3 Blackout Period;

         (f) use its best efforts to cause all such Registrable Securities covered by the registration statement to be listed on the American Stock Exchange, the Nasdaq Stock Market or the national securities exchange on which similar securities issued by the Company are then listed, and enter into such customary agreements including a listing application and indemnification agreement in customary form (provided that the applicable listing requirements are satisfied), and to provide a transfer agent and
                       -------
registrar for such Registrable Securities covered by such registration statement no later than the effective date of such registration statement;

         (g) subject to the execution of appropriate confidentiality agreements with respect to the material nonpublic information, make available for inspection during normal business hours by any Holder of Registrable Securities covered by such registration statement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney agent retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, "Records"), if any, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such registration statement. Notwithstanding the foregoing, the Company shall have no obligation to disclose any Records to the Inspectors in the event the Company determines that such disclosure is reasonably likely to have an adverse effect on the Company's ability to assert the existence of an attorney-client privilege with respect thereto; and

         (h) comply, and continue to comply during the period that such registration statement is effective under the Securities Act, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such registration statement, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen
(18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e) hereof or of the commencement of an S-3 Blackout Period, such Holder shall discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(e) hereof or notice of the end of the S-3 Blackout Period, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 4(b) hereof shall be extended by the greater of (i) ten business days or (ii) the number of days during the period from and including the date of the giving of such notice pursuant to Section 4(e) hereof to and including the date when each Holder of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(e) hereof.

         5.    Registration Expenses. The Company shall pay all expenses in
               ---------------------
connection with any registration, including, without limitation, all registration, filing, stock exchange and NASD fees, printing expenses, all fees and expenses of complying with securities or blue sky laws, the fees and disbursements of counsel for the Company and of its independent accountants, and the reasonable fees and disbursements of a Holders Counsel; provided that, in any underwritten registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. Except as provided in this Section 5 and Section 8, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder of Registrable Securities.

         6.    Assignment of Rights. No Holder may assign its rights under this
               --------------------
Agreement to any party without the prior written consent of the Company; provided, however, that a Holder may assign its rights under this Agreement
--------  -------
without such restrictions to a Permitted Assignee.

         7.    Information by Holder. The Holder or Holders of Registrable
               ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing.

         8.    Indemnification.
               ---------------

         (a) In the event of the offer and sale of Registrable Securities held by Holders under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, each other person who participates as an underwriter in the offering or sale of such securities, and each other Person, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse the Holder, and each such director, officer, partner, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such Holder specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Holder.

         (b) The Company may require as a condition to including any Registrable Securities to be offered by a Holder in any registration statement filed pursuant to this Agreement, the Company shall have received an agreement from such Holder to be bound by the terms of this Section 8, including an undertaking reasonably satisfactory to it from such Holder, to indemnify and hold the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information about such Holder as a Holder of the Company furnished to the Company; provided, however, that such
                                                --------  -------
indemnity agreement found in this

Section 8(b) shall in no event exceed the gross proceeds from the offering received by such Holder. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by any Holder of such shares.

         (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in
Section 8(a) or (b) hereof (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 8(a) or (b) hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation. Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

         (d) The indemnification required by Section 8(a) and (b) hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred.

         (e) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

         (f)   Other Indemnification. Indemnification similar to that specified
               ---------------------
in the preceding subsections of this Section 8 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

         9.    Miscellaneous
               -------------

         (a)   Governing Law.  This Agreement shall be governed by and
               -------------
construed in accordance with the laws of the State ofDelaware.

         (b)   Successors and Assigns. Except as otherwise provided herein, the
               ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, executors and administrators of the parties hereto. In the event the Company merges with, or is otherwise acquired by, a direct or indirect subsidiary of a publicly-traded company, the Company shall condition the merger or acquisition on the assumption by such parent company of the Company's obligations under this Agreement.

         (c)   Entire Agreement. This Agreement constitutes the full and entire
                ----------------
understanding and agreement between the parties with regard to the subjects hereof.

         (d)   Notices, etc. All notices or other communications which are
               ------------
required or permitted under this Agreement shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

         If to the Company:                 TurboChef Technologies
                                            10500 Metric Drive, Suite 128
                                            Dallas, Texas 75243
                                            Attention: President

         If to the Purchasers:              To each Purchaser at the address
                                            set forth on Exhibit A

         with a copy to:                    Sanders Morris Harris Inc.
                                            600 Travis, Suite 3100
                                            Houston, Texas 77002
                                            Attention: Dean Oakey

or at such other address as any party shall have furnished to the other parties in writing.

         (e)   Delays or Omissions. No delay or omission to exercise any right,
               -------------------
power or remedy accruing to any Holder of any Registrable Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

         (f)   Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         (g)   Severability. In the case any provision of this Agreement shall
               ------------
be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         (h)   Amendments. The provisions of this Agreement may be amended at
               ----------
any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the holders of an 80% majority of the number of shares of Registrable Securities outstanding as of the date of such amendment or waiver. The Purchasers acknowledge that by the operation of this Section 9(h), the holders of an 80% majority of the outstanding Registrable Securities may have the right and power to diminish or eliminate all rights of the Purchasers under this Agreement.

         (i)   Limitation on Subsequent Registration Rights. After the date of
               --------------------------------------------
this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to those granted to the Holders hereunder.

This Registration Rights Agreement is hereby executed as of the date first above written.

                                          COMPANY:

                                          TURBOCHEF TECHNOLOGIES, INC.

                                          By: /s/ Jeffrey B. Bogatin
                                             -----------------------------------
                                          Name: Jeffrey B. Bogatin
                                               ---------------------------------
                                          Its: Chairman
                                              ----------------------------------

                                          PURCHASERS:

                                          THE PINNACLE GROUP L.P.

                                          By:________________________________
                                          Name:___________________________
                                          Its:____________________________

                                          WESTPARK CAPITAL L.P.

                                          By:________________________________
                                          Name:___________________________
                                          Its:____________________________

                                          ATLAS CAPITAL MASTER FUND

                                          By:________________________________
                                          Name:___________________________
                                          Its:____________________________

                                          SOUTHWELL PARTNERS L.P.

                                          By:________________________________
                                          Name:___________________________
                                          Its:____________________________

                                     COSAIR CAPITAL #1

                                     By:_____________________________________
                                     Name:________________________________
                                     Its:_________________________________

                                     COSAIR CAPITAL #2

                                     By:_____________________________________
                                     Name:________________________________
                                     Its:_________________________________

                                     ________________________________________
                                     JOHN LEMAK

                                     ________________________________________
                                     BRUCE BRICKMAN

                                     SANDERS OPPORTUNITY FUND, L.P.

                                     By:_____________________________________
                                     Name:________________________________
                                     Its:_________________________________

                                     SANDERS OPPORTUNITY FUND
                                     (INSTITUTIONAL), L.P.

                                     By:_____________________________________

                                     Name:________________________________
                                     Its:_________________________________

                                     ________________________________________
                                     DON A. SANDERS

                                     ________________________________________
                                     KATHERINE U. SANDERS

                                     ESTATE OF JOHN DRURY

                                     By:_____________________________________
                                        Don A. Sanders, Independent Executor

                                                                       Exhibit A
                                                                       ---------
                               Purchaser Addresses
                               -------------------
John Lemak
4410 Bordeaux
Dallas, Texas 75205

The Pinnacle Group L.P.
4965 Preston Park Blvd.
Plano, Texas 75093
Attention: Barry Kitt

Westpark Capital L.P.
4965 Preston Park Blvd.
Plano, Texas 75093
Attention: Patrick Brosnahan

Southwell Partners L.P.
1901 N. Akard Street
Dallas, Texas 75201
Attention: Wilson Jaeggli

Atlas Capital Master Fund
300 Crescent Court, Suite 1100
Dallas, Texas 75201
Attention: Robert Alpert

Corsair Capital #1
c/o Brean Murray & Co.
570 Lexington, 12/th/ Floor
New York, New York 10022
Attention: Jay Petschek

Corsair Capital #2
c/o Brean Murray & Co.
570 Lexington, 12/th/ Floor
New York, New York 10022
Attention: Jay Petschek

Bruce Brickman
c/o Brickman Associates
712 5/th/ Avenue
New York, New York 10151

Don A. Sanders
c/o Sanders Morris Harris Inc.
600 Travis, Suite 3100
Houston, Texas 77002

Katherine U. Sanders
c/o Sanders Morris Harris
600 Travis, Suite 3100
Houston, Texas 77002

Sanders Opportunity Fund, L.P.
c/o Sanders Morris Harris
600 Travis, Suite 3100
Houston, Texas 77002

Sanders Opportunity Fund
  (Institutional), L.P.
c/o Sanders Morris Harris
600 Travis, Suite 3100
Houston, Texas 77002

Don A. Sanders, Independent Executor
of the Estate of John Drury
c/o Sanders Morris Harris
600 Travis, Suite 3100
Houston, Texas 77002